UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2020 one

(Exact name of registrant as specified in its charter)

Delaware	001-39453	98-1545859
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

16 Funston Avenue, Suite A The Presidio of San Francisco San Francisco, California	94129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 480-1752

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary shares, and one Warrant to acquire one-fourth of one Class A ordinary share	ONE.U	The New York Stock Exchange
Class A ordinary share, par value $0.0001 per share	ONE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ONE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 17, 2020, the Registration Statement on Form S-1 (File No. 333-240203) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of one (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on August 17, 2020, a Registration Statement on Form S-1 (File No. 333-240203) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On August 20, 2020 the Company consummated the IPO of 21,500,000 units (the “Units”), which includes the exercise of the underwriters’ option to purchase an additional 1,500,000 Units at the initial public offering price to cover over-allotments. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-fourth of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Public Share, generating gross proceeds of $215,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated August 17, 2020, among the Company and Goldman Sachs & Co. LLC, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•	a Warrant Agreement, dated August 17, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants (as defined below); certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•	an Investment Management Trust Agreement, dated August 17, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Shares, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•	a Registration and Shareholder Rights Agreement, dated August 17, 2020, among the Company, the Sponsor and certain equityholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other equityholders, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•	a Private Placement Warrant Purchase Agreement, dated August 17, 2020, between the Company and one (the “Sponsor”), pursuant to which the Sponsor purchased 3,150,000 warrants to purchase Class A ordinary shares for $2.00 per warrant in a private placement with each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

•	an Administrative Services Agreement, dated August 17, 2020, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s completion of its initial business combination or liquidation.

•	Letter Agreement, dated August 17, 2020, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which each of the Sponsor and each executive officer and director of the Company has agreed to vote any Class A ordinary shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months of the date hereof; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 3,150,000 Private Placement Warrants at a price of $2.00 per Private Placement Warrant, generating total proceeds of $6,300,000 (the “Private Placement”). The Private Placement Warrants are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Public Warrants are called for redemption and a certain price per Class A Ordinary Share threshold is met) and (iii) subject to certain limited exceptions including the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to the Private Placement Warrant Purchase Agreement and the Private Placement Warrants are governed by the Warrant Agreement.

Item 5.03.	Amendments to Memorandum and Articles of Association.

On August 20, 2020 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01.	Other Events.

On August 17, 2020, the Company issued a press release announcing the pricing of its IPO. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, by and among the Company and Goldman Sachs & Co. LLC, as representative of the underwriters (incorporated by reference to Exhibit 1.1 to the Company's Registration Statement on Form S-1/A (File No. 333-240203) filed on August 17, 2020).
3.1.	Amended and Restated Memorandum and Articles of Association (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1/A (File No. 333-240203) filed on August 12, 2020).
4.1	Warrant Agreement, between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.4 to the Company's Registration Statement on Form S-1/A (File No. 333-240203) filed on August 17, 2020).

10.1	Investment Management Trust Agreement, between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-1/A (File No. 333-240203) filed on August 17, 2020).
10.2	Registration and Shareholder Rights Agreement, by and among the Company, the Sponsor and the Holders signatory thereto (incorporated by reference to Exhibit 10.2 to the Company's Registration Statement on Form S-1/A (File No. 333-240203) filed on August 17, 2020).
10.3	Private Placement Warrant Agreement, between the Company and the Sponsor (incorporated by reference to Exhibit 10.3 to the Company's Registration Statement on Form S-1/A (File No. 333-240203) filed on August 17, 2020).
10.4	Administrative Services Agreement, between the Company and the Sponsor (incorporated by reference to Exhibit 10.5 to the Company's Registration Statement on Form S-1/A (File No. 333-240203) filed on August 12, 2020).
10.5	Letter Agreement, by and among the Company, the Sponsor and each director and officer of the Company (incorporated by reference to Exhibit 10.8 to the Company's Registration Statement on Form S-1/A (File No. 333-240203) filed on August 17, 2020).
99.1	Press Release issued by the Company on August 17, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2020

one

By:	/s/ Troy B. Steckenrider III
Name:	Troy B. Steckenrider III
Title:	Chief Financial Officer